                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 24, 1998


                               SAKS INCORPORATED
                               -----------------
               (Exact Name of Registrant as Specified in Charter)



        Tennessee                           1-13113                                    62-0331040
-----------------------                   -----------                              ------------------
      (State or Other                     (Commission                                 (IRS Employer
      Jurisdiction of                     File Number)                             Identification No.)
      Incorporation)


               750 Lakeshore Parkway, Birmingham, Alabama 35211
          -----------------------------------------------------------
        (Addresses of Principal Executive Offices, Including Zip Code)

                                (205) 940-4000
                 ---------------------------------------------
             (Registrant's Telephone Number, including Area Code)

ITEM 5.   OTHER EVENTS.
------    ------------

     On November 24, 1998, Saks Incorporated, a Tennessee corporation, issued a press release, a copy of which is attached hereto and filed herewith as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------    -------------------------------------------------------------------

         (c)  Exhibits.

              The following exhibits are filed herewith:

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

 EXHIBIT NO.                                          DESCRIPTION
--------------   ----------------------------------------------------------------------------------

   99.1          Press Release, dated November 24, 1998.

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                                      -3-

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SAKS INCORPORATED

                                       /s/ Charles J. Hansen
                                       ---------------------
                                       Charles J. Hansen
                                       Senior Vice President



Date:  November 24, 1998

                               INDEX TO EXHIBITS
                               -----------------



 EXHIBIT NO.                                          DESCRIPTION
--------------   ----------------------------------------------------------------------------------

   99.1          Press Release, dated November 24, 1998.
